EXHIBIT 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q of Carriage Services, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Melvin C. Payne, Chief Executive Officer of the Company, and Terry E. Sanford, Chief Accounting Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 7, 2012	/s/ Melvin C. Payne
Melvin C. Payne
Chairman of the Board and
Chief Executive Officer (Principal
Executive Officer)

/s/ Terry E. Sanford
Terry E. Sanford
Senior Vice President and
Chief Accounting Officer
(Principal Financial Officer)